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                                                            EXHIBIT (10)(c)(2)

May 20, 1998

Enterprise Funding Corporation
c/o Merrill Lynch Money Markets Inc.
World Financial Center - South Tower
225 Liberty Street
New York, NY  10218
Attention:  Gerard Haugh

Nations Bank, N.A.
Nations Bank Corporate Center 10th Floor
Charlotte, NC  28255
Attention:  Michelle M. Heath

Dear Mr. Haugh and Ms. Heath:

              Reference is herein made to the Transfer and Administration Agreement, dated as of January 24, 1996, among Enterprise Funding
Corporation, K2 Inc., formerly known as Anthony Industries, Inc., and NationsBank N.A., as amended (the "Agreement").

              The undersigned hereby desires to extend the date referred to in clause (v) of the definition of "Termination Date" in the Agreement to May 19, 1999, subject to payment of the Annual Renewal Fee in accordance with the Fee Letter (as defined in the Agreement).

              The undersigned hereby represents and warrants to you that its representations and warranties set forth in the Agreement are true and correct as of the date hereof (except those representations and warranties set forth herein which specifically relate to an earlier date) and that no Termination Event exists on and as of the date hereof.

              All other terms and conditions of the Agreement not amended by this letter agreement shall remain unchanged and in full force and effect.

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Enterprise Funding Corporation
May 20, 1998
Page 2


              If you are in agreement with the above, kindly sign below and return a copy of this letter to the undersigned.

                                     K2 INC.

                                     By:______________________________________

Agreed, effective upon
receipt of Annual Renewal
Fee referred to above:

ENTERPRISE FUNDING
      CORPORATION

By:____________________________


NATIONSBANK, N.A.

By:____________________________

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